GENERAL MICROWAVE CORPORATION

                        5500 New Horizons Boulevard
                        Amityville, New York  11701



                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD JUNE 27, 1995



TO THE HOLDERS OF COMMON STOCK:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GENERAL MICROWAVE CORPORATION ("Corporation") will be held at the American Stock Exchange, 86 Trinity Place, New York, New York on Tuesday, June 27, 1995 at 5:00 o'clock in the afternoon, Eastern Daylight Saving Time, for the following purposes:

     l.   To elect a Board of eight Directors.

     2. To transact such other business as may come before the meeting or any adjournment or adjournments thereof.

       The Board of Directors has fixed the close of business on May 8, 1995 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

       Your attention is called to the attached proxy statement. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. THIS MAY SAVE THE CORPORATION THE EXPENSE OF FURTHER PROXY SOLICITATION. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                       By Order of the Board of Directors.

                                MICHAEL I. STOLZAR,

                                                Secretary


May 30, 1995









                   GENERAL MICROWAVE CORPORATION

                    5500 New Horizons Boulevard
                    Amityville, New York  11701



                          PROXY STATEMENT

                FOR ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD JUNE 27, 1995



The enclosed proxy is being solicited by the Board of Directors of General Microwave Corporation ("Corporation") for use at the annual meeting of stockholders of the Corporation to be held on June 27, 1995. The proxy may be revoked by the stockholder at any time prior to its use at the meeting by submission of a later-dated proxy or by written notice to the Corporation, Attention:
Stockholder Relations, or by attendance and voting in person at the Annual Meeting. Solicitation of proxies may be made by mail, personal interviews, telephone and telegraph by officers and regular employees of the Corporation who will not be additionally compensated therefor. Expenses for postage, printing, and handling will be paid by the Corporation and it may reimburse brokers, banks, and other custodians, nominees and fiduciaries for their expenses in sending proxy material to their principals.

Only stockholders of record of the Corporation's Common Stock, par value one cent ($.01) per share ("Common Stock"), at the close of business on May 8, 1995 are entitled to vote. On that date there were 1,194,890 shares of Common Stock outstanding. Each share is entitled to one vote at the meeting.

The principal executive offices of the Corporation are located at 5500 New Horizons Boulevard, Amityville, New York 11701. This notice of meeting and proxy statement and enclosed proxy will be mailed to the Corporation's stockholders of record on or about June 2, 1995.



                       ELECTION OF DIRECTORS

The persons named in the enclosed proxy, or their substitutes, will cast the votes authorized by the proxies received for the election of the nominees listed below as directors for the ensuing year and until their respective successors are elected and qualified. If any nominee is unavailable to serve at the time of election, it is intended that the persons named in the proxy or their substitutes will vote for an alternative nominee who will be designated by the Board of Directors of the Corporation. However, the Board of Directors of the Corporation has no reason to anticipate that any of the nominees listed below will not be candidates.

Directors are elected by a plurality of the votes cast by the holders of the Corporation's Common Stock at a meeting at which a quorum is present. Accordingly, the individuals who receive the largest number of votes cast are elected as directors up to the number of directors to be chosen at the meeting. Shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the election of directors unless the failure to vote for an individual results in another individual receiving a larger number of votes. The Corporation will tabulate proxies which are received prior to the meeting. The Corporation intends to have an employee appointed as the inspector of elections at the meeting to receive the tabulation, to tabulate all other votes, and to certify the results of the election.

The following table sets forth the nominees (each of whom is presently a member of the Board of Directors). With respect to each such person, the table sets forth the age, principal occupation during the past five years, office and position presently held with the Corporation, and the year in which the person first became a director.

                         Principal Occupation
                         and Other Positions      Year Term
FirstBecame
Name          Age        with the Corporation     Will Expire    a
Director

Frederick Zissu*    81   Chairman Emeritus of the       1995
1960
                         Board of Directors of the
                         Corporation and Chairman of
                         the Executive Committee of
                         the Board of Directors of
                         the Corporation <F1>

Sherman A. Rinkel*  69   Chairman of the Board of       1995
1960
                         Directors of the Corporation,
                         Retired President and Chief
                         Executive Officer of the
                         Corporation <F2>

Moe Wind            71   Retired Senior Vice           1995
1960
                         President, Treasurer and
                         Assistant Secretary of
                         the Corporation <F3>

Winton Charlop      76   Private Investor              1995
1981

Stanley Simon       77   Owner of Stanley Simon &      1995
1989
                         Associates, management and
                         financial consultants <F4>

Mitchell Tuckman*   44   President and Chief           1995
1994
                         Executive Officer of the
                         Corporation <F5>

Edmond D. Franco    38   Principal of Franco, Lewis    1995
1995
                         & Company, Inc., an invest-
                         ment banking firm <F6>

Michael I. Stolzar  47   Attorney, Partner of Zissu    1995
1995
                         Gumbinger Stolzar & Wasserman
                         <F7>

_________________
*  Member of the Executive Committee of the
   Board of Directors of the Corporation

<F1>  Mr. Zissu was Chairman of the Board of Directors of the
      Corporation from its inception in 1960 until his retirement for reasons of health in May, 1995. He was Chairman of the Board and Chief Executive Officer of Vornado, Inc. (now known as Vornado Realty Trust), a real estate and merchandising company, from 1971 until May, 1989. He is also of counsel to the law firm Zissu Gumbinger Stolzar & Wasserman. Zissu Gumbinger Stolzar & Wasserman is the general counsel to the Corporation.

<F2>  Mr. Rinkel retired as President and Chief Executive Officer of the Corporation on March 1, 1995. He became Chairman of the Board in May, 1995.

<F3>  Mr. Wind retired as an officer of the Corporation on March 1,
      1992.

<F4>  Mr. Simon is also a director of Gerber Scientific Inc. and
      J. Baker, Inc. and a trustee of Vornado Realty Trust.

<F5>  Mr. Tuckman became President-Chief Executive Officer of the
      Corporation in March, 1995. He was Executive Vice President and Chief Operating Officer of the Corporation from August, 1994 until then. From June, 1993 until August, 1994, Mr. Tuckman was Vice President-Microwave Engineering of the Corporation. He was Chief Microwave Engineer of the Corporation before that.

<F6>  Mr. Franco has been a principal of Franco, Lewis & Company,
      Inc., an investment banking firm he co-founded, since July, 1992. From February, 1992 until July, 1992, he was a Senior Advisor to the Ministry of Privatization of the Czech Republic. From January, 1991 until February, 1992, Mr. Franco was an independent financial consultant. From 1989 until December, 1990, Mr. Franco was a Principal-Investment Banking Division of Morgan Stanley & Co., Incorporated.

<F7>  Mr. Stolzar has been Secretary and Assistant Treasurer of the
      Corporation since June, 1981. During the past five years, he has been principally employed as a practicing attorney. Mr. Stolzar has been a partner of Zissu Gumbinger Stolzar & Wasserman since November, 1980.





The Board of Directors of the Corporation has an Audit Committee, but does not have a Nominating or Compensation Committee.

The Audit Committee's functions include reviewing annual and quarterly reports and proxy statements sent to stockholders and filed with the Securities and Exchange Commission, recommending to the Board of Directors the engaging of the independent auditors, reviewing with the independent auditors the plan and results of the auditors' engagement and other matters of interest to the Committee and reviewing with the Corporation's officers matters of interest to the Committee including the effectiveness of the Corporation's internal controls and the results of its operations. The Audit Committee, which held three meetings during the Corporation's last fiscal year, consists of three members, Messrs. Simon, Wind and Franco. Mr. Simon is the Chairman of the Audit Committee.

The Board of Directors of the Corporation held five meetings during the Corporation's last fiscal year. During the last fiscal year, each incumbent Director of the Corporation attended at least 75% of the combined total of the meetings of the Board of Directors and the committees on which he served.

The Corporation is not aware of any family relationships between any director, executive officer, or person nominated or chosen by the Corporation to become a director or executive officer.


                      EXECUTIVE COMPENSATION


The following table sets forth information concerning total compensation earned by or paid during each of the last three fiscal years to the President-Chief Executive Officer of the Corporation, the four most highly compensated executive officers of the Corporation who served in such capacities on February 28, 1995, and its former Senior Vice President-Engineering (the "named executive officers").


SUMMARY COMPENSATION TABLE


                                                  Long Term
Compensation Awards
Name and Principal   Fiscal   Annual Compensation    Securities
Underlying
    Position          Year   Salary($)    Bonus($)
Options/SAR's (#)

Sherman A. Rinkel     1995    250,000        0                  0
President-Chief       1994    230,000     16,160           10,000
 Executive Officer    1993    225,000        0                  0

Mitchell Tuckman <F1> 1995    135,833        0              5,000
Executive Vice        1994    108,750     11,751            2,500
 President-Chief      1993       -           -                -
 Operating Officer

Russell Gulotta <F2>  1995    127,917        0              3,000
Senior Vice Presi-    1994     93,750     11,040            2,500
 dent-Manufacturing   1993       -           -                -

Rozalie Schachter     1995    120,000        0                  0
Vice President-       1994    112,500     11,153            2,500
 Business Development 1993    110,000        0                  0

Howard Cohen          1995    118,000        0                  0
Vice President-       1994    114,000     10,220            1,000
 Administration       1993    112,000        0                  0

Bernard Grand <F3>    1995    109,375        0                  0
Senior Vice           1994    132,500     11,681            1,000
 President-           1993    130,000        0                  0
 Engineering

______________
<F1>  Mr. Tuckman became an executive officer of the Corporation during fiscal year 1994. He became President-Chief Executive Officer of the Corporation on March 1, 1995, the first day of fiscal year 1996.
<F2>  Mr. Gulotta became an executive officer of the Corporation during fiscal year 1994.
<F3>  Mr. Grand held this position until his retirement on December
      1, 1994 and is included in the executive compensation tables in accordance with the rules of the Securities and Exchange Commission.


STOCK OPTION GRANTS AND EXERCISES

The Corporation has in effect an employee stock option plan. It does not have any restricted stock or stock appreciation rights plans. The following tables provide information with respect to stock options granted to, held by and exercised by the named executive officers.

OPTION/SAR GRANTS IN LAST FISCAL YEAR



                      Number of       % of Total
                      Securities      Options/SARs   Exercise
                      Underlying      Granted to     or Base
                      Options/SARs    Employees in   Price
Expiration
Name                  Granted (#)(*)  Fiscal Year    ($/Sh)
Date
Sherman A. Rinkel           0             -            -         -

Mitchell Tuckman          5,000           47.6%      7.25
8/25/2004

Russell Gulotta           3,000           28.6%      7.25
8/25/2004

Rozalie Schachter           0             -            -         -

Howard Cohen                0             -            -         -

Bernard Grand               0             -            -         -



*    Incentive stock options granted under the Corporation's 1990
Stock Option Plan at fair market value on the date of grant. The options become exercisable in whole or in part as to not more than 25% of the shares originally subject to them commencing 9 months from the date of grant, and as to an additional 25% after each succeeding 9 month period.





AGGREGATE OPTION/SAR EXERCISES IN LAST
FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                Number of
                                                Securities
Value of
                                                Underlying
Unexercised
                                                Unexercised
In-the-Money
                                                Options/SARs
Options/SARs
                                                at FY-End(#)  at
FY-End($)


                  Shares Acquired  Value        Exercisable/
Exercisable/
      Name        on Exercise(#)   Realized($)  Unexercisable
Unexercisable
Sherman A. Rinkel       0              0           0/0
0/0

Mitchell Tuckman        0              0        3,750/6,250
4,844/781

Russell Gulotta         0              0        2,750/4,250
3,219/781

Rozalie Schachter       0              0        6,250/1,250
781/781

Howard Cohen            0              0        3,000/500
4,376/313

Bernard Grand       3,500          5,125           0/0
0/0




EMPLOYMENT ARRANGEMENTS

Mr. Zissu was paid $62,600 for serving as a director and consultant to the Corporation during the last fiscal year. Other directors who are not officers of the Corporation are each paid $500 for each meeting of the Board of Directors which they attend and $4,000 per year. Members of the Audit Committee of the Board of Directors are also paid $250 for each meeting of the Audit Committee which they attend.

In connection with his retirement as an officer of the Corporation on March 1, 1992 and in lieu of the foregoing director compensation arrangements, Mr. Wind was retained as a consultant to the Corporation for a three year period for $10,000 a year and agreed not to compete with the Corporation for three years for $40,000 a year.

In connection with his retirement as President and Chief Executive Officer of the Corporation on March 1, 1995 and in lieu of the foregoing director compensation arrangements, Mr. Rinkel was retained as a consultant to the Corporation for a three year period for $25,000 a year and agreed not to compete with the Corporation for three years for $100,000 a year.

In connection with his retirement as an officer of the Corporation on December 1, 1994, Mr. Grand was retained as a consultant to the Corporation for a three year period for $10,000 a year and agreed not to compete with the Corporation for three years for $15,000 a year.


CERTAIN TRANSACTIONS

During the fiscal year ended February 28, 1995, the Corporation paid $104,105 for legal services to the firm of Zissu Gumbinger
Stolzar & Wasserman, Esqs., of which Frederick Zissu is of counsel and Michael I. Stolzar is a partner.

During the fiscal year ended February 28, 1995, Franco, Lewis &
Company, Inc. of which Edmond D. Franco is a principal, performed, and during the current fiscal year is performing, investment banking services for the Corporation.

On May 20, 1994, the Corporation purchased 178,200 shares of its Common Stock held by Joseph Falkenstein, a beneficial owner as of that date of more than 5% of the Corporation's Common Stock for $1,425,600, the then prevailing market price on the American Stock Exchange.


STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 3, 1995 with respect to the ownership of the Corporation's Common
Stock, par value $.01 per share, by each director of the Corporation and nominee for election as a director, each of the named executive officers, all directors and executive officers of the Corporation as a group, and each person known to the Corporation to own beneficially more than five percent of the Corporation's Common Stock.


                              Amount and Nature of       Percent
     Name                    Beneficial Ownership<F1>    of
Class<F12>
Frederick Zissu                       213,396 <F2>            17.9%
500 Valley Road
Wayne, New Jersey 07470

Sherman A. Rinkel                      85,047 <F3>             7.1%
79 Santa Barbara Drive
Plainview, New York 11803

Moe Wind                               53,645                  4.5%
31 Longwood Drive
Dix Hills, New York 11746-4715

Winton Charlop                         38,830                  3.2%
1568 49th Street
Brooklyn, New York 11219

Stanley Simon                           1,330 <F4>               *
c/o Stanley Simon & Associates
70 Pine Street
New York, New York  10270

Mitchell Tuckman                        5,963 <F5>               *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Edmond D. Franco                            0                    *
Franco, Lewis & Company, Inc.
111 John Street, Suite 1200
New York, New York  10038

Michael I. Stolzar                          0                    *
Zissu Gumbinger Stolzar &
  Wasserman
950 Third Avenue
New York, New York  10022

Bernard Grand                          30,627 <F6>             2.6%
20 Myron Road
Plainview, New York  11803

Russell Gulotta                         3,500 <F7>               *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Howard Cohen                           13,953 <F8>             1.2%
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Rozalie Schachter                       8,666 <F9>               *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

All directors and executive           424,330 <F10>           35.0%
officers as a group (13 persons,
including those other than
Mr. Grand listed above)

Shufro, Rose & Ehrman                 271,750 <F11>           22.7%
745 Fifth Avenue
New York, New York  10151



*   Under 1%

<F1>  Unless otherwise indicated, each person is the direct owner of and has sole voting power and sole investment power with respect to such shares.

<F2>  Does not include 1,000 shares owned by Mr. Zissu's wife in which shares Mr. Zissu disclaims any beneficial interest.

<F3>  Does not include 2,420 shares owned by Mr. Rinkel's wife in which shares Mr. Rinkel disclaims any beneficial interest.

<F4>  Does not include 700 shares owned by Mr. Simon's wife in which shares Mr. Simon disclaims any beneficial interest.

<F5>  Includes 5,000 shares which Mr. Tuckman could acquire within
      60 days upon exercise of stock options.

<F6>  Includes 2,000 shares which Mr. Grand owns jointly with his wife.

<F7>  Includes 3,500 shares which Mr. Gulotta could acquire within
      60 days upon exercise of stock options.

<F8>  Does not include 656 shares owned by Mr. Cohen as custodian for a child who resides with Mr. and Mrs. Cohen in which shares Mr. Cohen disclaims any beneficial interest. Includes 3,500 shares which Mr. Cohen could acquire within 60 days upon exercise of stock options.

<F9>  Includes 6,250 shares which Dr. Schachter could acquire within 60 days upon exercise of stock options.

<F10> Includes 18,250 shares which could be acquired within 60 days upon exercise of stock options.

<F11> Based on Amendment No. 8 to a Schedule 13G dated February 14,
      1995 filed by Shufro, Rose & Ehrman. Shufro, Rose & Ehrman is a broker-dealer registered under the Securities Exchange Act of 1934 and an investment adviser registered under the Investment Advisers Act of 1940. Shufro, Rose & Ehrman has sole voting power with respect to 21,600 shares, shared voting power with respect to 0 shares, sole investment power with respect to 271,750 shares and shared investment power with respect to 0 shares.

<F12> Based on 1,194,890 shares outstanding as of April 3, 1995.
      This number has been adjusted, where necessary, with respect to particular persons by adding to it the number of shares which could be acquired within 60 days upon exercise of stock options.

<F13> Based on 1,213,140 shares.  This number was arrived at by adding to the total number of shares outstanding as of April 3, 1995, the number of shares which could have been acquired within 60 days upon exercise of stock options by persons included in the group.


                           OTHER MATTERS


INFORMATION RESPECTING THE CORPORATION'S INDEPENDENT AUDITORS

         The Board of Directors of the Corporation has selected KPMG Peat Marwick LLP as independent auditors for the current fiscal year. This firm served in the same capacity for the fiscal year ended February 28, 1995. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting to make any statements they feel appropriate and to respond to appropriate questions directed to them.


ADDITIONAL MATTERS TO COME BEFORE THE MEETING

         The Board of Directors of the Corporation does not intend to present any other matters at the meeting, nor does it have any other information that other matters will be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.


STOCKHOLDER PROPOSALS

         Stockholder proposals for the 1996 Annual Meeting must be received at the principal executive offices of the Corporation, 5500 New Horizons Boulevard, Amityville, New York 11701, Attention:
President, not later than January 30, 1996 for consideration for inclusion in the 1996 proxy statement and form of proxy.


                              BY ORDER OF THE BOARD OF DIRECTORS

                                         MICHAEL I. STOLZAR,

                                               Secretary
May 30, 1995




         ANNUAL MEETING OF STOCKHOLDERS OF GENERAL MICROWAVE
CORPORATION


             The undersigned, revoking all prior proxies, hereby appoints
FREDERICK ZISSU and SHERMAN A. RINKEL, or either one of them, proxies, with full power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of General Microwave Corporation
("Corporation") to be held at the American Stock Exchange, 86
Trinity Place,
New York, New York on Tuesday, June 27, 1995 at 5:00 o'clock in the afternoon, Eastern Daylight Saving Time, and all adjournments thereof, and to vote as directed below upon the proposals which are more fully set forth in the Proxy Statement and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment or adjournments thereof; all as more fully set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.


                               (Continued and to be Voted, Signed
and
                                Dated on Reverse Side)


                                                             (over)




                               Place mark in this box if      [
]
                               you plan to attend the         [
]
                               stockholders meeting.


                             PLEASE SIGN AND RETURN PROMPTLY




          Election of Directors-The Board of Directors Recommends a
          Vote "FOR" Election of Directors.


FOR all nominees        WITHHOLD      FREDERICK ZISSU, SHERMAN
A.RINKEL,
(except as indicated    AUTHORITY     MOE WIND, WINTON
CHARLOP,STANLEY
herein)                to vote for    SIMON, MITCHELL
TUCKMAN,EDMOND D.
                       all nominees   FRANCO, MICHAEL I. STOLZAR

                                      (To withhold authority to
vote for
       [  ]                [  ]       any individual nominee,
writethat
       [  ]                [  ]       nominee's name on the space
pro-
                                      vided below.)






Please sign exactly as your name or   Dated:                 , 1995
names appear hereon.  Each joint
owner must sign (Executors, Admin-
istrators, Trustees, etc., will
kindly so indicate when signing).

                                               Signature(s)



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  UNLESS
OTHERWISE
SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ELECTION OF DIRECTORS.



                         SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO.   )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                      GENERAL MICROWAVE CORPORATION
             (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange
Act Rule
     14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:



     2) Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



     4)  Proposed maximum aggregate value of transaction:



     5)  Total fee paid:

___________________________________________________________________

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